Exhibit 99.1
FOR IMMEDIATE RELEASE – November 24, 2008

CONTACT:	Susan Munhall, Investor Relations Hudson City Bancorp, Inc. West 80 Century Road, Paramus, New Jersey 07652 (201) 967-8290 e-mail: smunhall@hcsbnj.com
HUDSON CITY BANCORP, INC. REPORTS MISTAKEN 13D FILING
PARAMUS, N.J., November 24, 2008 — Hudson City Bancorp, Inc. (NASDAQ: HCBK), today reported that on November 21, 2008 a Schedule 13D was mistakenly filed with respect to Hudson City by GAMCO Asset Management Inc. and related entities. Shortly after the filing Hudson City received a letter from GAMCO Asset Management Inc. confirming that the Schedule 13D was filed in error and would be withdrawn.